Exhibit 10.1

AMENDMENT NO. 1 TO

CONVERTIBLE PROMISSORY NOTE

This First Amendment (the “Amendment”) to the convertible promissory note of EUDA Health Holdings Limited, Inc. (the “Company”), dated November 17, 2022 (the “Note”) is made and entered into as of February 29, 2024 by and between the Company and the Holder, Maxim Group LLC (“Maxim”). The Company and Maxim are herein collectively referred to as the “Parties” with each individually being a “Party.”

WITNESSETH:

Whereas, the Parties desire to modify certain terms of the Note, all as more fully described herein.

Now, therefore, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Note.

2.	Amendments. The Note is hereby amended as follows:

(i) The definition of “Maturity Date” is hereby changed from “November 17, 2023” to “July 31, 2024.”

(ii) Maxim hereby agrees that it shall not exercise Voluntary Conversion pursuant to Section 4(a) of the Note and that, in the event any amounts due under the Note remain outstanding on the Maturity Date, such amounts shall automatically convert into shares at a conversion price of $1.50 per share, up to an aggregate of 1,408,750 shares.

(iii) The following is hereby added to the Note as Section 9(l):

The Company represents, covenants and warrants that, with respect to the Conversion Shares, if any such shares have not been registered for resale on a registration statement which has been declared effective by the Securities and Exchange Commission, then the Company shall, within two (2) business days of such automatic conversion, deliver to Company’s transfer agent an opinion of Company’s counsel to remove any restrictive legend from such Conversion Shares pursuant to Rule 144 of the Securities and Exchange Commission promulgated under the Securities Act (“Rule 144”), assuming that all other conditions under Rule 144 are met. If, however, that the conditions for removal of the restrictive legend under Rule 144 have not been met, then Holder shall have unlimited demand registration rights to demand that the Company file (at Maxim’s expense) a registration statement covering the resale of such Conversion Shares as soon as practicable (but in no event more than thirty (30) days) following Maxim’s request, and the Company shall use its best efforts to promptly secure effectiveness of such registration statement.

3.	Reference to and Effect on the Note. Except as specifically modified or amended by the terms of this Amendment, the Note and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed. All references in the Note to itself shall be deemed references to the Note as amended hereby. In the event of any inconsistency between the terms of the Note and this Amendment, the terms of this Amendment shall prevail.

4.	Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original and all of which shall be deemed to be one and the same instrument.

5.	Governing Law. This Amendment shall be governed by the laws of New York without regard to principles of conflict of laws.

6.	Successors and Assigns. This Amendment shall be binding upon the parties and their respective successors and assigns.

7.	Headings. Headings in this Amendment are included for convenience of reference purposes only and shall not constitute a part of this Amendment for any other purpose.

In witness whereof, the Parties hereto have executed this Amendment as of the day and year first above written..

EUDA HEALTH HOLDINGS LIMITED

By:	/s/ Kelvin Chen
Name:	Kelvin Chen
Title:	Chief Executive Officer

MAXIM GROUP LLC

By:	/s/ Clifford A. Teller
Name:	Clifford A. Teller
Title:	Co-President

By:	/s/ Alex Jin
Name:	Alex Jin
Title:	Managing Director